Exhibit 99.1

Forward Looking Statements

Certain statements contained herein are “forward? looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward? looking statements may be identified by reference to a future period or periods, or by the use of forward? looking terminology, such as “may”, “will”, “believe”, “expect”, “estimate”, “anticipate”, “continue”, or similar terms or variations on those terms, or the negative of those terms. Forward? looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which ESSA Bancorp, Inc. (the “Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset? liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. The Company wishes to caution readers not to place undue reliance on any such forward? looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward? looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated event.

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ESSA Bancorp Fiscal 2011 Accomplishments

• Net income increased by 16.5%.

• Net interest margin of 2.47% in 2011 compared to 2.34% in 2010.

• Operational discipline supported net income growth.

• Strong credit and underwriting practices.

• Tier 1 Capital Leverage Ratio of 14.52%.

• Growing non? interest income fee? based services:

– ESSA Investment Services

– ESSA Asset Management and Trust

– ESSA Advisory Services (established April 2011).

• Focus on building commercial lending, small business relationships.

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Net Income (in $ thousands)

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Total Assets (in $ thousands)

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Deposits (in $ thousands)

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ESSA Bancorp: Loan Strength, Asset Quality

• Non? performing assets represented only 1.26% of total assets as compared to the community bank national average of 3.16% and the regional average of 2.48% reported in third quarter Federal Reserve data.

• Allowance for loan losses in fiscal 2011 was 1.09% of total loans outstanding – a healthy level consistent with the 1.01% ratio in fiscal 2010.

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Loans (in $ thousands)

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Commercial Loans (in $ thousands)

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Tangible Common Equity to Total Assets Ratio

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Total Stock Return Performance

Source: SNL Financial LC, Charlottesville, NC

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ESSA Bancorp to Acquire First Star Bancorp

• Accelerated expansion into Lehigh Valley.

• Greater access to larger metro area, including Bethlehem, Allentown and Easton.

• Significant opportunity to expand commercial lending, deposit relationships.

• Compatible operating philosophies and corporate cultures.

• Back office and technology efficiencies and synergies.

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ESSA Bancorp: New Look, New Opportunity

• Enhances ESSA’s franchise value by creating a $1.5 billion bank encompassing Monroe County and the Lehigh Valley.

• Strategic geographic fit with virtually no overlap in facilities.

• Reinforces ESSA Bank brand already established in four Leigh Valley ESSA Bank locations.

• Post transaction ESSA will have 34% of its deposits and 53% of its full service branches in Lehigh Valley.

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ESSA/First Star: An Outstanding Fit

ESSA Locations (17)

First Star Locations (9)

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ESSA Bancorp: New Look, New Opportunity

• Opens significant opportunity for commercial relationships.

• Larger loan, deposit portfolios with greater balance.

• Immediately accretive to earnings.

• Anticipated 2.5 year payback on dilution to tangible book value.

• Target: 30% savings through efficiencies.

• Combined institution will be well? capitalized by regulatory standards.

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